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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                                   Form 8-K





                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934





                                 July 19, 1999
                      [Date of earliest event reported.]






                              COYOTE SPORTS, INC.
            (Exact name of registrant as specified in its charter)



                       Commission file number 333-29077



                 Nevada                                  88-0326730
     [State or other jurisdiction           [I.R.S. Employer Identification No.]
   of incorporation or organization]




          2291 Arapahoe Avenue
           Boulder, Colorado                               80302
[Address of principal executive offices]                 [Zip Code]




      Registrant's telephone number, including area code:  (303) 932-8794
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ITEM 5.  OTHER EVENTS

On July 19, 1999, Coyote Sports, Inc. issued a press release announcing that the Company had sold its 80% interest in Sierra Materials LLC which owns 100% of the outstanding shares of Cape Composites Incorporated.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (a) None.
             (b) None.
             (c) Exhibits.

           99.1 Text of the press release issued by Coyote Sports, Inc. on July 19, 1999.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COYOTE SPORTS, INC.
                                           (Registrant)


Dated:  July 19, 1999                      By:  /s/ John Paul McNeill

                                           Name:  John Paul McNeill
                                           Title:  Chief Financial Officer and
                                                   Treasurer